UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2013

FULLNET COMMUNICATIONS, INC.

 (Exact name of registrant as specified in its charter)

Oklahoma	000-27031	73-1473361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Robert S. Kerr Avenue, Suite 210 Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 236-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information disclosed in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On June 3, 2013, holders of a majority of the outstanding common stock of FullNet Communications, Inc. (the “Company”) executed a Shareholder Consent to Action in Lieu of a Meeting, approving the following four actions:

1.

The amendment and restatement of the Company’s Articles of Incorporation furnished herewith as Exhibit 3.3 to:

a)

increase the number of authorized shares of the Company’s capital stock from 10,000,000 to 50,000,000, divided into two classes, 40,000,000 authorized shares of common stock, $0.00001 par value per share (an increase from 10,000,000 shares) and 10,000,000 authorized shares of preferred stock, par value $0.001 per share;

b)

correct and change the Company’s name to FullNet Communications, Inc. from Fullnet. Communications, Inc.;

c)

provide for three classes of directors serving terms, with each class to be as nearly equal in number as possible;

d)

require shareholder super-majority approval for certain actions;

e)

effect various other changes related to the Company’s governance and conduct of activities; and

f)

provide for indemnification of individuals serving or having served as an officer, director, employee or agent of the Company and, at the request of the Company, of any other company, partnership, joint venture or other entity.

1.

The re-election of the incumbent members of the Company’s Board of Directors consisting of three members, each to serve until his successor is duly elected and qualified or until the earlier of his death, resignation or removal.

2.

The authorization of the Series A Convertible Preferred Stock pursuant to the Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock furnished herewith as Exhibit 4.18.

3.

The authorization of an offer to exchange up to 1,200,000 shares of the newly authorized unregistered Series A Convertible Preferred Stock in exchange for up to $1,200,000 of the Company’s indebtedness (the “Exchange Offer”).  The Form of the Exchange Offer Acceptance Agreement is furnished herewith as Exhibit 10.50.

On June 3, 2013, pursuant to the aforementioned Shareholder authorizations, the Company issued 987,102 shares of the newly authorized Series A Convertible Preferred Stock in exchange for $987,102 of the Company’s indebtedness.  Members of the Company’s management and board of directors accounted for 609,507 shares of the shares issued and $609,507 of the Company’s indebtedness exchanged.  Participation of the Company’s management and board of directors in the Exchange Offer was approved by a majority of the Company’s shareholders.

Item 3.03

MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.

The information disclosed in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information disclosed in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.  On June 3, 2013, the Company filed with the Oklahoma Secretary of State the Amended and Restated Certificate of Incorporation of FullNet Communications, Inc. and the Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock that authorized and created the Series A Convertible Preferred Stock, as described in Item 3.02 of this Current Report on Form 8-K.

Item 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.

Description

3.3

Amended and Restated Certificate of Incorporation of FullNet Communications, Inc.

4.18

Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock of FullNet Communications, Inc.

10.50

Form of Exchange Offer Acceptance Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULLNET COMMUNICATIONS, INC.

By: /s/ Timothy J. Kilkenny

Timothy J. Kilkenny

Chief Executive Officer

Dated:  June 3, 2013

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